SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1,1995

                         ARIZONA PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)

    Arizona                            1-4473                   86-0011170
(State or other                     (Commission               (IRS Employer
jurisdiction of File Number)                                  Identification
incorporation)                                                    Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Az 85004
(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code (602)250-1000

                           NONE
(Former name or former address, if changed since last report)

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

                 (c)       Exhibits.

                 The Registrant hereby files the following Exhibit to its Registration Statements on Form S-3 (Nos. 33-61228 and 33-55473) which were declared effective on April 26, 1993 and October 3, 1994, respectively.


Exhibit
No.            Description
----------     -----------

   1.3 Underwriting Agreement and related Terms Agreement,each dated January 6, 1995, in connection with the offering of $75,000,000 of 10% Junior Subordinated Deferrable Interest Debentures, Series A, Due 2025.

   4.4 First Supplemental Indenture dated as of January 1, 1995, relating to the issuance of $75,000,000 of 10% Junior Subordinated Deferrable Interest Debentures, Series A, Due 2025.

   4.5 Specimen of Security of 10% Junior Subordinated Deferrable Interest Debentures, Series A, Due 2025.

   4.6 Indenture dated as of January 1, 1995 among the Company and The Bank of New York, as Trustee.

   5.2         Opinion of Snell & Wilmer L.L.P.

   5.3         Opinion of Sullivan & Cromwell.

   23.3        Consent of Snell & Wilmer L.L.P.
               (included in Opinion filed as Exhibit 5.2).

   23.4        Consent of Sullivan & Cromwell
               (included in Opinion filed as Exhibit 5.3).




                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARIZONA PUBLIC SERVICE COMPANY
                                                     (Registrant)




Dated:   January 11, 1995                   By Nancy E. Newquist
       --------------------                    -----------------
                                               Nancy E. Newquist
                                               Treasurer